Exhibit 24.1

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Nick S. Cyprus, Robert C. Shrosbree, James C. Jordan, and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Registration Statement on	Covering
Form S-3	Selling Shareholder Registration Statement

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and any Registration Statement(s) and amendments thereto relating to such offering that is to be effective upon filing pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/S/ DANIEL F. AKERSON
Signature

DANIEL F. AKERSON
Printed Name:

Date: January 15, 2013

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Nick S. Cyprus, Robert C. Shrosbree, James C. Jordan, and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Registration Statement on	Covering
Form S-3	Selling Shareholder Registration Statement

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and any Registration Statement(s) and amendments thereto relating to such offering that is to be effective upon filing pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/S/ D. BONDERMAN
Signature

D. BONDERMAN
Printed Name:

Date: January 15, 2013

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Nick S. Cyprus, Robert C. Shrosbree, James C. Jordan, and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Registration Statement on	Covering
Form S-3	Selling Shareholder Registration Statement

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and any Registration Statement(s) and amendments thereto relating to such offering that is to be effective upon filing pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ ERROLL B. DAVIS, Jr.
Signature

Erroll B. Davis, Jr.
Printed Name:

Date: January 15, 2013

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Nick S. Cyprus, Robert C. Shrosbree, James C. Jordan, and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Registration Statement on	Covering
Form S-3	Selling Shareholder Registration Statement

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and any Registration Statement(s) and amendments thereto relating to such offering that is to be effective upon filing pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/S/ STEPHEN J. GIRSKY
Signature

STEPHEN J. GIRSKY
Printed Name:

Date: January 15, 2013

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Nick S. Cyprus, Robert C. Shrosbree, James C. Jordan, and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Registration Statement on	Covering
Form S-3	Selling Shareholder Registration Statement

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and any Registration Statement(s) and amendments thereto relating to such offering that is to be effective upon filing pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ E. N. ISDELL
Signature

E. N. ISDELL
Printed Name:

Date: January 15, 2013

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Nick S. Cyprus, Robert C. Shrosbree, James C. Jordan, and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Registration Statement on	Covering
Form S-3	Selling Shareholder Registration Statement

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and any Registration Statement(s) and amendments thereto relating to such offering that is to be effective upon filing pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ ROBERT D. KREBS
Signature

ROBERT D. KREBS
Printed Name:

Date: January 15, 2013

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Nick S. Cyprus, Robert C. Shrosbree, James C. Jordan, and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Registration Statement on	Covering
Form S-3	Selling Shareholder Registration Statement

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and any Registration Statement(s) and amendments thereto relating to such offering that is to be effective upon filing pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ PHILIP A. LASKAWY
Signature

Philip A. Laskawy
Printed Name:

Date: January 15, 2013

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Nick S. Cyprus, Robert C. Shrosbree, James C. Jordan, and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Registration Statement on	Covering
Form S-3	Selling Shareholder Registration Statement

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and any Registration Statement(s) and amendments thereto relating to such offering that is to be effective upon filing pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ KATHRYN MARINELLO
Signature

Kathryn Marinello
Printed Name:

Date: January 15, 2013

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Nick S. Cyprus, Robert C. Shrosbree, James C. Jordan, and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Registration Statement on	Covering
Form S-3	Selling Shareholder Registration Statement

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and any Registration Statement(s) and amendments thereto relating to such offering that is to be effective upon filing pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ JAMES J. MULVA
Signature

James J. Mulva
Printed Name:

Date: January 15, 2013

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Nick S. Cyprus, Robert C. Shrosbree, James C. Jordan, and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Registration Statement on	Covering
Form S-3	Selling Shareholder Registration Statement

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and any Registration Statement(s) and amendments thereto relating to such offering that is to be effective upon filing pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ PATRICIA F. RUSSO
Signature

PATRICIA F. RUSSO
Printed Name:

Date: January 15, 2013

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Nick S. Cyprus, Robert C. Shrosbree, James C. Jordan, and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Registration Statement on	Covering
Form S-3	Selling Shareholder Registration Statement

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and any Registration Statement(s) and amendments thereto relating to such offering that is to be effective upon filing pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ T. M. SCHOEWE
Signature

T. M. SCHOEWE
Printed Name:

Date: January 15, 2013

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Nick S. Cyprus, Robert C. Shrosbree, James C. Jordan, and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Registration Statement on	Covering
Form S-3	Selling Shareholder Registration Statement

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and any Registration Statement(s) and amendments thereto relating to such offering that is to be effective upon filing pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ THEODORE M. SOLSO
Signature

THEODORE M. SOLSO
Printed Name:

Date: January 15, 2013

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Nick S. Cyprus, Robert C. Shrosbree, James C. Jordan, and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Registration Statement on	Covering
Form S-3	Selling Shareholder Registration Statement

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and any Registration Statement(s) and amendments thereto relating to such offering that is to be effective upon filing pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ CAROL M. STEPHENSON
Signature

Carol Stephenson
Printed Name:

Date: January 15, 2013

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Nick S. Cyprus, Robert C. Shrosbree, James C. Jordan, and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Registration Statement on	Covering
Form S-3	Selling Shareholder Registration Statement

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and any Registration Statement(s) and amendments thereto relating to such offering that is to be effective upon filing pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ CYNTHIA TELLES
Signature

Cynthia Telles
Printed Name:

Date: January 15, 2013